EXHIBIT 1.8

For Ministry Use Only À l’usage exclusif du ministère	Ontario Corporation Number Numéro de la société en Ontario

1028514

ARTICLES OF AMENDMENT STATUTS DE MODIFICATION

Form 3 Business Corporations Act	1.	The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS) Dénomination sociale actuelle de la société : (écrire en LETTRES MAJUSCULES SEULEMENT) :
		A	P	I	E	L	E	C	T	R	O	N	I	C	S	G	R	O	U	P	I	N	C	.
Formule 3 Loi sur les sociétés par actions

	2.	The name of the corporation is changed to (if applicable): Nouvelle dénomination sociale de la société (s’il y a lieu) :															(Set out in BLOCK CAPITAL LETTERS) (écrire en LETTRES MAJUSCULES SEULEMENT):
		A	P	I	E	L	E	C	T	R	O	N	I	C	S	G	R	O	U	P	C	O	R	P	.

	3.	Date of incorporation/amalgamation: Date de la constitution ou de la fusion :
1993, 05, 01
(Year, Month, Day) (année, mois, jour)

	4.	Complete only if there is a change in the number of directors or the minimum / maximum number of directors. Il faut remplir cette partie seulement si le nombre d’administrateurs ou si le nombre minimal ou maximal d’administrateurs a changé.

		Number of directors is/are: Nombre d’administrateurs:									or ou		minimum and maximum number of directors is/are: nombres minimum et maximum d’administrateurs:

		Number Nombre									or ou		minimum and maximum minimum et maximum

	5.	The articles of the corporation are amended as follows: Les statuts de la société sont modifiés de la façon suivante :

(a) The name of the Corporation is hereby changed to API ELECTRONICS GROUP CORP.

CLN Highlander 07119 (03/2003)		(b) The issued and outstanding common shares of the Corporation are hereby consolidated on a one (1) for ten (10) basis and shall be rounded up to the nearest whole number of common shares.

6.

The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act.

La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

7.

The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2004,07,16
(Year, Month, Day) (année, mois, jour)

These articles are signed in duplicate. Les présents statuts sont signés en double exemplaire.

API ELECTRONICS GROUP INC.

(Name of Corporation) (If the name is to be changed by these articles set out current name)

(Dénomination sociale de la société) (Si l’on demande un changement de nom, indiquer ci-dessus la dénomination sociale actuelle).

	By/ Par:	(signed) Jason DeZwirek	Chairman
		(Signature) (Signature)	(Description of Office) (Fonction)
CLN Highlander 07119 (03/2003)

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